PRIME MEDICAL

Nasdaq:PMSI

# Financial Community Presentation

November 2003

PRIME MEDICAL

*This presentation contains forward-looking statements, including those regarding Prime Medical Services, Inc., its subsidiaries and the services it provides. Investors are cautioned that all such statements involve risks and uncertainties. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Prime Medical Services, Inc. undertakes no obligation to publicly revise these forward-looking statements.*

# Company background

Prime Medical

- Founded and went public in 1989
- New management team established in 2000/2001
- Key strategy: develop leadership positions in the two markets in which we operate
  - Healthcare services to the urology community
  - Design/manufacture of specialty vehicles
- Series of acquisitions has produced leadership positions
- Highly fragmented industries create additional consolidation opportunities
  - Pending accretive acquisition to broaden urology platform

# Company overview

PRIME MEDICAL

## Market Leader in...

### Lithotripsy Services



***Extracorporeal Shockwave Therapy for the Treatment of Kidney Stones***

- Perform 38,000 treatments/year
  - 15% of total annual U.S. procedures
- 41 physician partnerships
  - 1,200 limited partners in 34 states
- Operate 67 lithotripters (majority:mobile)

### Specialty Vehicle Manufacturing



***Design, Engineer & Construct Mobile Medical, Broadcast & Special Purpose Technology Vehicles***

- 2002: delivered 316 units
- Major customers include GE, Philips, Siemens, FEMA, State & Local Municipals, Law Enforcement Agencies

# Lithotripsy market

PRIME MEDICAL

- Nearly 10% of U.S. population experiences kidney stones
- Cost effective, non-invasive kidney stone treatment
  - Average treatment costs $2,500 versus alternative invasive procedure cost of $5,000 - $7,000
- US market estimated at $400 - $450 MM
  - 250,000 lithotripsy treatments per year
- Prime: leading provider
  - Provides the personnel and operating infrastructure

# Urology strategy

PRIME MEDICAL

- Re-engineer partnerships to revitalize businesses
  - Extricating retired doctors and adding new doctors
  - Near completion of three-year effort
- Broaden urology platform by leveraging lithotripsy expertise
  - Single-specialty ambulatory surgery centers (ASCs)
  - Cryotherapy (tissue freeze)
  - Other
- Explore vertical sales opportunities
  - Wrap-around the device
  - Control installed base
- Facilitate marketplace consolidation
- Expand payor base

# Lithotripsy market breakdown

PRIME MEDICAL

| Company | Estimated US Market % |
| --- | --- |
| **Prime Medical Services, Inc. (PMSI)** | **17** |
| Healthtronics Surgical Services, Inc. (HTRN) | 17 |
| American Kidney Stone | 8 |
| United Medical Systems International AG (UMS) | 5 |
| **Medstone International, Inc.** | **3** |

# Merger Agreement with Medstone

PRIME MEDICAL

- Leading manufacturer, distributor, and fee-per-procedure service provider of lithotripters in the U.S.
  - Over 133 systems in operation worldwide; fixed and mobile settings
  - Approx. 15% of market
- Manufactures and distributes urology tables and X-ray equipment
  - Pending new line of innovative products
- Majority interests in two lithotripsy partnerships in Nevada and Idaho
- Multiple revenue streams – royalties on equipment sold, fee-for-service, partnerships, equipment, maintenance

# Merger Agreement with Medstone

PRIME MEDICAL

- Rationale
  - Strategic value: broaden urology platform and enable vertical participation in the provision of lithotripsy services
  - Operating leverage
  - Accretive to earnings: FY'02 EBITDA of $2.1 MM; revenues of $23 MM ($17.4 MM service, $5.6 MM equipment)
  - Financial synergies: service operations, R&D and G&A
    - Foresee $4 million in cost savings
  - Strong balance sheet: cash of $7 million, net working capital of $16.5 million, no long-term debt and shareholders' equity of $23 million as of 9/30/03
- Terms
  - Medstone shareholders will receive $5.00 of Prime common stock per share of Medstone

# Manufacturing

PRIME MEDICAL


AK SPECIALTY VEHICLES
GE CT HiSpeed DX/i M

***Mobile Medical Solutions***

Installed base: 1,800+ units


News 8

***Broadcast & Communications***

Installed base: 1,700+ units


HARLEY-DAVIDSON
TRAVELING MUSEUM

***Mobile Display & Specialty***


TAMPA POLICE DEPARTMENT

***Mobile Command & Control***

# Manufacturing overview

PRIME MEDICAL

- Global leader in the design, engineering and construction of specialty vehicles for the transport of high technology medical and broadcast and communication equipment
- Specialty products incorporated in vehicles include:
  - Diagnostic imaging equipment (CT, MRI, PET, Cardiac Cath)
    - Have to meet same criteria as fixed sites
  - Therapeutic medical devices
  - Satellite and microwave transmission for broadcast & communications
  - Homeland security equipment for command & control and law enforcement





# Manufacturing milestones

PRIME MEDICAL

| 1997 | 2000 | 2001 | 2002 | 2003 |
|---|---|---|---|---|
| **Acquired majority interest in AK Specialty Vehicles** | **New management team; new vision** | **Acquired Calumet Coach**<br>• Achieved leadership position in mobile medical market<br>• Sales: $63MM | **Acquired Frontline Comm.**<br>• Sales: $20MM<br>• Expanded mkt. share in broadcast & comm.<br><br>**Acquired Smit Mobile**<br>• Holland-based<br>• Expanded global presence in specialty vehicles<br>• Sales: $9MM<br>• Eliminated transport costs for European build<br><br>**Acquired remaining 20% in AKSV**<br><br>**Divested refractive operations** | **Acquired Aluminum Body Corp.**<br>• Extended position in command & control vehicles<br>• Sales: $10MM<br><br>**Acquired Winemiller Comm.**<br>• Broadened capabilities and geographic reach in broadcast & comm. |

# Manufacturing markets

PRIME MEDICAL

- US mobile medical market: $200 MM
  - Certification barrier protects market (GE, Siemens, Philips)
  - Expanding globally
  - Market breakdown:

| Company | US Market % |
|---|---|
| Prime's AKSV | 65 |
| Ellis & Watts | 15 |
| Medical Coach | 10 |

- US broadcast market: $200 - $225 MM
  - Highly fragmented; compete with at least five major competitors
- Homeland Security – relatively new market; expected growth

# Manufacturing business model

PRIME MEDICAL

- Work closely with OEMs to design vehicles
- Primary customers/targets:
  - Shared service providers, e.g. Alliance Imaging, InSight
    - Maintain contracts with hospitals
      - Not just rural areas
      - May supplement existing equipment with new/better mobile equipment 1-2 times/week
  - CEOs, CFOs, asset managers and radiologists at hospitals

# Manufacturing competitive strengths

PRIME MEDICAL

- Medical
  - Majority market share
  - Certified by GE, Siemens, Philips
  - Only company certified to build vehicles to house GE's PET/CT
    - Ahead of curve
- Top-quality product and solid reputation
  - 25+ years experience has yielded a superior manufacturing process
  - Build to meet the strictest standards in the industry
  - On-time delivery
  - Post-sale training, service and support
- ISO 9001 certification in progress

# Manufacturing facilities

PRIME MEDICAL

- Harvey, Illinois Production Facility
  - 85,000 Sq. Ft. Production & Office Space, Division Headquarters
- Calumet City, Illinois Production Facility
  - 78,800 Sq. Ft. Production & Office Space
- Sanford, Florida Manufacturing Facility
  - 60, 000 Sq. Ft. Production Space
- Clearwater, Florida Manufacturing Facility
  - 64,000 Sq. Ft. Production Space
- Camberly, United Kingdom Manufacturing Facility
  - 6,500 Sq. Ft. Production Space
- Oud Bierjland, Holland Manufacturing Facility
  - 98,000 Sq. Ft. Production Space
- Carlisle, Pennsylvania Manufacturing Facility
  - 34,000 Sq. Ft. Production Space
- Riverside, California Manufacturing Facility
  - 38,500 Sq. Ft. Production Space


Harvey, IL


Calumet City, IL


Sanford, FL

# Manufacturing growth drivers

PRIME MEDICAL

- Medical
  - New, expensive technologies
  - Budget constraints at hospitals and other healthcare facilities
  - Hospitals are competitive businesses
    - If one local hospital gets new technology, others must
- Homeland security
  - Increased demand for mobile command & control centers and law enforcement vehicles
- Overall
  - Life of vehicles is approx. 5 years → installed base should generate recurring revenue
  - Service & maintenance

# Manufacturing strategy

PRIME MEDICAL

- Leverage infrastructure of existing operations
  - Capitalize on market leadership in high-end mobile medical
- Pursue organic growth opportunities
  - Increase domestic market share
  - Follow OEMs to Europe & Asia
  - Pursue middle market medical opportunities
    - Mammography; surgery; dental; blood mobiles
  - Drive products for homeland security / military marketplace
  - Expand service & maintenance function

# Revenue mix *(in millions)*

PRIME MEDICAL

## 2000


$25.2
$22.2
$83.3
Lithotripsy
Manufacturing
Refractive and Other

**Total revenue: $130.7**

## 2001


$22.4
$80.9
$51.6
Lithotripsy
Manufacturing
Refractive and Other

**Total revenue: $154.9**

## 2002


$10.8
$70.3
$88.8
Lithotripsy
Manufacturing
Refractive and Other

**Total revenue: $169.9**

## 2003 Forecast


$0.8
$60.8
$99.3
Lithotripsy
Manufacturing
Other

**Total revenue: $160.8**

# Recent financial results

PRIME MEDICAL

| | 3rd Quarter ended 9/30/03 | | | 9 Months Ended 9/30/03 | | |
|---|---|---|---|---|---|---|
| | 2003 | 2002[a] | % Variance | 2003 | 2002[b] | % Variance |
| **Summary of Results from Operations** | | | | | | |
| Revenues | $ 39,559 | $ 43,401 | -8.9% | $ 117,321 | $ 116,350 | 0.8% |
| EBITDA[c] | $ 11,785 | $ 15,011 | -21.5% | 32,639 | 41,601 | -21.5% |
| Adjusted EBITDA[c] | $ 6,875 | $ 8,877 | -22.6% | 19,836 | 24,785 | -20.0% |
| Net Income | $ 1,835 | $ 3,234 | -43.3% | 4,985 | 8,529 | -41.6% |
| EPS | $ 0.11 | $ 0.19 | -42.1% | $ 0.29 | $ 0.52 | -44.2% |
| Number of Shares | 17,366 | 17,387 | -0.1% | 17,387 | 16,448 | 5.7% |
| **Segment Information** | | | | | | |
| **Revenues:** | | | | | | |
| Lithotripsy | $ 15,658 | $ 18,206 | -14.0% | $ 45,756 | $ 53,438 | -14.4% |
| Manufacturing | $ 23,641 | $ 24,991 | -5.4% | $ 70,780 | $ 62,316 | 13.6% |
| **Adjusted EBITDA:** | | | | | | |
| Lithotripsy | 5,124 | 5,773 | -11.2% | $ 14,053 | $ 17,257 | -18.6% |
| Manufacturing | $ 2,489 | 3,816 | -34.8% | $ 7,280 | $ 9,496 | -23.3% |

(a) Excludes Refractive Operations: Revenues - $1,897; EBITDA - $392; Adjusted EBITDA - $459; Net Income - ($51).
(b) Excludes Refractive Operations: Revenues - $9,955; EBITDA - $2,248; Adjusted EBITDA - $2,086; Net Income - $109.
(c) See accompanying definition of EBITDA and Adjusted EBITDA on slide 24.

# Outlook

PRIME MEDICAL

- Lithotripsy
  - Q4'03E: Seasonal sequential decline in revenue to $15 MM; EBITDA of $4 MM
  - FY'04E: Revenue of $60 MM+; EBITDA of $16.5 - $17 MM
- Manufacturing
  - Q4'03E: Revenue of $28.5 MM; EBITDA of $3.4 MM
  - FY'04E: Revenue of $108 MM; EBITDA of $14 MM (20% increase)
- Consolidated
  - Q4'03E: Revenue of $43 MM; EBITDA of $7.5 MM; EPS of $.12
  - FY'04E: Revenue of $175 MM; EPS growth of 10 - 12% over FY03E

Note: projections do not give effect for proposed Medstone acquisition.

# Balance sheet highlights

PRIME MEDICAL

| $ in millions | 12/31/2002 | 9/30/2003 |
|---|---|---|
| Total Current Assets | $67.3 | $63.6 |
| Total Assets | 264.0 | $276.6 |
| Total Current Liabilities | 31.1 | 25.4 |
| Long Term Debt (1) | 118.3 | 124.9 |
| Stockholder's Equity | 98.6 | 104.3 |
| Total Liabilities and Stockholder's Equity | $264.0 | $276.6 |
| Net Working Capital | $36.2 | $38.2 |
| Net Debt | $98.9 | $119.5 |
| Days Sales Outstanding | 34.2 | 35.7 |

(1) Net of current portion equal to $2.4 MM and $3.3 MM, respectively; consists primarily of $100 MM 8.75% unsecured senior subordinated notes.

# Conclusion

PRIME MEDICAL

- Market leader in multiple business segments
- Diversified revenue mix supports sustainable growth
- Various drivers of urology growth opportunity
- Pending strategic, accretive acquisition
- Highly fragmented markets provide additional acquisition opportunities

# Reconciliation of EBITDA and Adjusted EBITDA

PRIME MEDICAL

| | Three months ended 9/30 | | Nine months ended 9/30 | |
|---|---|---|---|---|
| | 2003 | 2002 | 2003 | 2002 |
| **Net Income (loss) as Reported** | $ 775 | $ (8,107) | $ 3,925 | $ (2,970) |
| **Add Back(deduct):** | | | | |
| Provision (benefit) for Income Taxes | 399 | (5,030) | 2,022 | (1,831) |
| Interest Expense, Including Loan Fees | 2,595 | 3,042 | 7,132 | 8,632 |
| Depreciation & Amortization | 1,759 | 1,691 | 5,410 | 5,300 |
| Impairments and other costs | - | 17,740 | - | 17,740 |
| RVC operations | - | (459) | - | (2,086) |
| Compensation charge for employee puts and stockbuys | 1,348 | - | 1,348 | - |
| Adjusted EBITDA | 6,876 | 8,877 | 19,837 | 24,785 |
| **Add Back:** | | | | |
| Minority Interest Expense | 4,910 | 6,067 | 12,803 | 16,978 |
| Minority Interest Benefit (Expense)-RVC | - | 67 | - | (162) |
| EBITDA | $11,786 | $15,011 | $32,640 | $41,601 |